The Association of Insurance and Financial Analysts 35 th Annual Conference March 2010 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group Today
Major business segment locations
Bermuda Headquarters
An international specialty underwriter of property/casualty
insurance and reinsurance products
Headquartered in Bermuda
Operations in 50 states and worldwide
Total capitalization of $2.0 billion
Operations conducted through four business segments
Our Strategy
Deploy capital in the international specialty market for maximum return
Continuous focus on new business development and organic growth
Grow strategically through acquisitions
Prudent management of our balance sheet and investment portfolio
Brussels
London
Maximize shareholder value through our focus on Return on Capital

Create US specialty franchise			
Access single international specialty market			
Enhance overall platform			

ARGO GROUP
Get there together

4.
Building a Specialty Platform
Goal Execution Status
• Expand US Excess and Surplus
franchise and broaden US
specialty platform
• Acquired Colony and Rockwood in 2001
• Acquired the assets of Interstate and
Grocers in 2005 and 2003
• Launched Public Entity business in 2001
• Acquired Massamont and Insight in 2008
• Completed 9 acquisitions of companies
and asset purchases over eight years
• PXRE transaction in 2007
• Launched Argo Re in 2008
• Establish Bermuda Platform
• Establish Lloyd’s Platform
• Heritage acquisition in 2008
• Enhance Argo’s risk profile
• Significantly managed down legacy exposures
• Sold PXRE’s legacy casualty exposure in 2008
• Hired CFO in 2008
• Hired Andrew Carrier as Argo Re President and
Nigel Mortimer as head of Excess Casualty in 2008
• Recently Added:
• International CEO: Julian Enoizi
• Chief Actuary: Mike Fusco
• Chief Risk Officer: Bernhard Scheifele
• Chief Accounting Officer: James Tees
• Chief Investment Officer: Rip Reeves
• Bolster management ranks

5. Argo Today – A Diversified Business Model US International For the FY 2009 Note: Based on gross written premiums (GWP) Insurance Reinsurance Property Casualty ~70% ~30% 8% 92% 27% 73%

6.
What We Do
Combined
Ratio*
Insureds
Segment Profile
Excess and
Surplus Lines
•Commercial Property and
Casualty on a non-admitted basis
•Distribution through wholesale
agents and brokers
Commercial
Specialty
Argo
International
•Argo Managing Agency plc
•Short-tail risks with an emphasis
on commercial specialty, and
non-US professional indemnity
insurance
95.6%
52.3%
Reinsurance
•Insureds include US regional
carriers and international multi-
line carriers
•Casualty clients are
predominately US Fortune 1000
companies written on a primary
basis
•Argo Re (class 4 specialty
reinsurance platform)
•Provides property CAT
reinsurance, excess casualty
95.8%
* GWP and Combined Ratio for FY 2009
%
GWP*
32.3%
23.9%
8.2%
35.5%
99.6%
•Representative insureds include
restaurants, contractors, day
care centers, apartment
complexes, and others
•Commercial Property and
Casualty on an admitted basis
•Distribution through select
independent agents, brokers,
wholesalers and program
managers
•Food and hospitality, specialty
retail, grocery stores, mining
industry and public entities
•Insureds include US and
international small/medium
commercial businesses,
transportation, fine arts and
specie, financial institutions and
others

7.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
Status
•
Historical combined ratio in low 90% range
•
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
•
Excellent infrastructure – broad geography
•
Underwriting expertise
•
Broad product portfolio for small account
underwriters
•
Controlled distribution
– Wholesale agents
•
Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
88.9% 89.3% 93.3% 99.6%
Combined Ratio
2006 2007 2008 2009
$102
$113
$98
$65

8.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Specialty Niche Segment
Status
•
Historical combined ratio in low 90% range
•
Primarily admitted, retail-driven
Competitive advantages
•
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
•
Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
89.4%
88.7% 96.5%
95.6%
$50
$61
$43
$46
2006 2007 2008 2009
Combined Ratio

9.
Status
Underwriting on $1.2 billion of capital today
Achieved desired diversification in second
year
Appointed Andrew Carrier as Argo Re
President and Nigel Mortimer as head of
Excess Casualty
– New casualty underwriting team in place
Competitive advantages
Utilize established infrastructure
Built diversified book of business
Proven record of leadership
Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
Reinsurance
Argo Re – Well Established
52.3%
77.9%
Pre-Tax Operating Income
($mm)
Combined Ratio
$24
$50
2008 2009

10.
Status
Acquired Heritage in May 2008
Appointed Julian Enoizi as CEO in
June 2009
Worldwide property
– Direct and Facultative
– North American and International
Binding Authority
Non-U.S. liability
– Professional indemnity
– General liability
Competitive advantages
Specialist knowledge
Access to decision makers
Carries the Lloyd’s market ratings of
‘A’ (Excellent) rating by A.M. Best,
and ‘A+’ by S&P
Argo International
Lloyd’s Underwriting Agency
96%
102%
Pre-Tax Operating Income
($mm)
Note:   Data is for the full year ending Dec. 31, 2008
Combined Ratio
$11
$24
2008¹ 2009
1

ARGO INTERNATIONAL
Member Argo Group

ARGO GROUP US
Get there together

ARGO RE
Member Argo Group

ARGO GROUP
Get there together

11.
Combined Business Mix
Established platform to write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance/Insurance
Quota share reinsurance
of business partners
Property reinsurance
Excess casualty and
professional liability insurance
Argo International (Lloyd’s)
Worldwide property insurance
Non-U.S. liability
56%
8%
36%
As of December 31, 2009

12. Growth in Key Profit Drivers Net Premium Earned Gross Written Premium Investment Income $622 $1,989 2002 2009 18% CAGR $378 $1,415 2002 2009 21% CAGR $53 $146 2002 2009 16% CAGR ($mm)

13.
$39.08
$33.52
$30.36
$27.22
$23.40
$45.15
$44.18
$52.36
2002 2003 2004 2005 2006 2007 2008 2009
Growth of Book Value
BVPS Growth Since 2002
12.2%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

14.
Significant Increases in Capital Relative to Operating Metrics
$1,996
$1,624
$1,816
$2,203
$2,558
$3,598
$4,001
$4,352
$1,415
$992
$1,782
$1,754
$860
$717
$567
$1,127
$860
$813
$699 $634
$563
2.2x
0.7x
2.6x
2.9x
2.5x
2.2x
2.1x
2.6x
0.6x
0.5x
0.8x
0.8x
0.9x
1.0x
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
2003 2004 2005 2006 2007 2008 2009
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
Total Capitalization Earning Assets Net Premiums Earned EA Multiple EP Multiple
($mm)

$  1.5B
$   3.81
86%
15.
Argo Group 2009 Financial Highlights
2008 2009
Change
** Impacted by $17.4mm of pre-tax losses from U.S. storms in Q2 and $74.0mm from hurricanes Gustav and Ike in Q3.
Gross Written Premium $  1.60B
$  2.0B
24%
Net Earned Premium
$  1.13B
$  1.4B 26%
Total Revenue $  1.25B 24%
Net Operating Income Per Share $  3.17 $   4.28 35%
Net Income Per Share
$    2.05**
Net Investment Income $   150M
$ 146M
3%
YTD Growth in Book Value Per Share (2.1%) 18.5%

16.
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$4,001
429
$44.18
Dec 31, 2007
2,425
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Strong Balance Sheet and Capital Base
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
In millions, except for book value and leverage data
*Includes $311.4 mm of Junior Subordinated Debentures
Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,352
381
$52.36

17.
Consolidated Investment Portfolio
Fixed income (94%)
Equities (6%)
Total: $4.0bn Total: $0.3bn
• Average Rating of AA+
• Duration of 3.0 years
• Internally and externally managed
• Conservative focus on large cap
33%
15%
18%
13%
11%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
10%
Financials
Industrial & Other
15%
85%
2009 Consolidated Portfolio Allocation

Investment Leverage / Yields
Levers to Drive a Profitable Organization
External Internal
18.
Focus Areas for the Coming Year
Investments in people
Investment in IT
Expense savings
Controlled expansion in the US and
London
Focus on clients
Focus on distribution partners
Focus on the competitive environment
Premiums / Risk Selection
Financial Leverage / Capital Structure
Infrastructure Cost

19.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A